UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Chemomab Therapeutics Ltd.

(Exact name of Registrant as Specified in Its Charter)

State of Israel	001-38807	81-3676773
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Kiryat Atidim, Building 7
Tel Aviv, Israel	6158002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972-77-331-0156

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing twenty (20) ordinary shares, no par value per share	CMMB	Nasdaq Capital Market

Ordinary shares, no par value per share	N/A	Nasdaq Capital Market*

* Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on June 1, 2023, the Board of Directors (the “Board”) of Chemomab Therapeutics Ltd. (the “Company” or “Chemomab”) appointed Ms. Sigal Fattal, the VP of Finance of the Company, as the Chief Financial Officer of the Company. The Company further reported that its Board, upon the recommendation of the compensation committee of the Board (the “Compensation Committee”), would decide Ms. Fattal’s compensation in connection with her new role as Chief Financial Officer on a future date, which the Company would disclose in a subsequent SEC report.

On June 14, 2023, the Board approved the following compensation terms for Ms. Fattal. She will receive an annual base salary of $260,000 (not including customary social benefits) and will be entitled to participate in the Company’s bonus program with a yearly bonus potential of 45% of her annual base salary, which bonus will be based on the achievement of mutually agreeable objectives to be determined by Ms. Fattal and the Chief Executive Officer of the Company, and subject to Compensation Committee approval. Additionally, Ms. Fattal was granted  options to purchase 102,860 American Depositary Shares, each representing twenty (20) ordinary shares of no par value, of the Company, at an exercise price of $1.70, which options will vest over four years. The options are subject to acceleration upon a change in control (“CIC”) and Ms. Fattal’s continued service with the Company. In addition, following a CIC, the exercise period of the options shall be extended to 12 months following termination of her service, other than in the event of termination for Cause (as defined in the Company's 2017 Equity-Based Incentive Plan).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOMAB THERAPEUTICS LTD.

Date: June 16, 2023	By:	/s/ Adi Mor
Name: Adi Mor
Title: Chief Executive Officer